UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23396

Rimrock Funds Trust

(Exact name of registrant as specified in charter)

100 Innovation Drive, Suite 200

Irvine, California 92617

(Address of principal executive offices) (Zip code)

Robert S. De Leon, Esquire

Rimrock Capital Management, LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

(Name and address of agent for service)

Copy to:

John J. O’Brien, Esquire

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (949) 381-7800

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

RIMROCK FUNDS TRUST

ANNUAL REPORT

May 31, 2022

A MESSAGE FROM
SCOTT DUBCHANSKY
PRESIDENT/CHAIR OF THE BOARD

Dear Shareholders,

Dramatic, but not surprising. The first five months of 2022, together with the last four months of 2021, contributed to the largest drawdown in the history of the Bloomberg U.S. Aggregate Bond Index. From a starting point of low nominal returns plus minimal spread for the assumption of credit or prepayment risk, it should come as no surprise that the idea of bonds performing in inverse fashion to equity markets would fail to hold true.

Core Bond Fund and Emerging Market Corporate Credit Fund (“Funds”) performance over the year was mixed with significant outperformance for the Core Bond Fund and index like returns for the Emerging Market Corporate Credit Fund. Positive outcomes relative to an index as well as comparative industry competition are of little consolation when sector negative numbers are as large as they have been.

Going forward, the good news is, the backup in yields over the past year makes bonds once again relevant. As the conversation regarding the future direction of U.S. interest rates plays out, nothing is certain. No model can accurately predict how or when Fed policy will be of sufficient impact to bring today’s high inflation rates down to the Federal Reserve’s 2% mandate. Early in 2021, the Fed telegraphed its determination to let the economy run hot, adding social injustice to its already complex dual mandate structure. Now we deal with the consequences of the Fed’s determined effort to obtain full improvement and rising wages as its primary goal.

The Rimrock portfolio management team prides itself on managing risk. Risk is inherent in all investment decisions including the decision to eliminate principal risk by owning cash or very short treasuries while inflation runs in the high single digits. Only the degree of compensation for risk assumed is subjective. You can expect Rimrock to continue to demand excess compensation for the risks underwritten in our portfolios. Bond exposure is once again important, as an income generator, as a potential source of total return, and as a complement to an overall portfolio structure.

As the Core Bond Fund approaches its three year anniversary, we are pleased with the since inception relative outperformance. The Emerging Market Corporate Credit Fund will celebrate its second anniversary in September. We appreciate your continued support of our Funds, and we look forward to communicating with our shareholders over the coming year.

Scott Dubchansky

President, and Chairman of the Board

RIMROCK FUNDS TRUST

TABLE OF CONTENTS

2	PORTFOLIO MANAGEMENT COMMENTARY

6	STATEMENTS OF ASSETS AND LIABILITIES

7	STATEMENTS OF OPERATIONS

8	STATEMENTS OF CHANGES IN NET ASSETS

9	FINANCIAL HIGHLIGHTS

11	SCHEDULES OF INVESTMENTS

21	NOTES TO THE FINANCIAL STATEMENTS

33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

34	TAX INFORMATION

35	FUND EXPENSES

36	APPROVAL OF MANAGEMENT AGREEMENT

37	TRUSTEES AND OFFICERS

38	FOR MORE INFORMATION

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

Rimrock Core Bond Fund

Concerns surrounding inflation, as well as the potential for a recession, have been the biggest drivers of fixed income markets during the Fund’s fiscal year ended May 31, 2022. Core CPI increased from 3.8% in May 2021 to 6.5% in March – a level that the U.S. economy has not seen in 40 years. This resulted in a material increase in Treasury yields followed by a widening in credit spreads. Over the past twelve months, yields on the 2 year and 10 year Treasury bonds increased by 2.42% and 1.25%, respectively. Demand destruction resulting from higher food and energy prices, the ongoing war in Ukraine and the impact of China’s zero COVID policy on supply chains have all weighed on the market over the past year. IG corporate spreads have widened by 0.46% and the S&P appears to have entered a bear market. The Fed has increased the short term rate by 0.75% so far, and another seven 0.25% equivalent hikes are priced in through the end of the year. The Fed has indicated that it will also begin to unwind its balance sheet which will have the effect of draining liquidity from the market.

Nevertheless, the U.S. economy continues to perform well, with the economy having added 6.55MM jobs during the reporting period, and the unemployment rate falling to 3.6% in May, near the pre-COVID low of 3.5% in February 2020. With the Job Openings and Labor Turnover Survey (JOLTS) indicating 11.4 million job openings in the U.S., labor markets remain tight, resulting in ongoing wage pressures. U.S. GDP grew at an average rate of 3.6% over the past year, though growth is expected to slow through the remainder of 2022. Against this backdrop, the Fund’s return of -6.48% outperformed the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index return of -8.22% during the year ended May 2022.

The Fund’s allocation to Treasuries, corporate credit and agency mortgage securities were the largest detractors from performance, as rates sold off and duration underperformed. The Fund’s allocation to agency derivatives made a positive contribution. The Fund’s duration positioning was positive for performance, as the Fund was on average approximately 1.30 years short duration versus the benchmark. Adding to this was the carry advantage of the portfolio versus the benchmark.

The Fund’s positioning since the pandemic began has been to overweight risk assets and to maintain a short duration bias versus the index. The motivation for this positioning was that as the economy rebounded the portfolio would benefit from a normalization in rates and a tightening in spreads. As the curve has continued to sell off over the past year, the portfolio managers have continued to reduce the short duration bias versus the index, so that the Fund’s duration positioning is now in line with that of the index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for period ended May 31, 2022

		SINCE INCEPTION
TOTAL RETURN	ONE YEAR	06/28/19
Rimrock Core Bond Fund	-6.48%	1.12%
Bloomberg U.S. Aggregate Bond Index	-8.22%	-0.42%

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-613-4924 or 312-557-1402. The gross and net expense ratios are 3.98% and 0.65%, respectively, as of the most recent prospectus dated September 28, 2021. The net expense ratio includes contractual expense reim-bursements by the adviser, if any, through at least May 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

GROWTH OF A $10,000 INVESTMENT

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate secu-rities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

Rimrock Emerging Markets Corporate Credit Fund

In the fiscal year ended May 31, 2022, the Emerging Markets (“EM”) corporate credit asset class experienced significant market volatility due to a mix of macro headwinds from higher interest rates and inflation, unprecedented geopolitical volatility from Russia’s invasion of Ukraine, and the meltdown in China’s property sector. During the period, Rimrock Emerging Markets Corporate Credit Fund (“RCEMX” or “Fund”) declined by 12.2% while the Index, CEMBI-BD, declined by 10.8%, mostly explained by macro factors below.

Firstly, US 5-year Treasury yields increased by over 2.00% due to global central banks’ tightening policies following a higher-than-expected rise in inflation. EM corporates are generally better protected from the rise in interest rates due to the relatively shorter duration of the asset class when compared to EM sovereigns. However, given the speed and scale of the rate increase during the fiscal year, 9% of the CEMBI BD decline was attributed to the rise in rates. The Fund benefited from being underweight in duration vs the index and lost 8.1% attributed to the rise in rates. The Fund continued to maintain an underweight position in duration in anticipation of further increase in interest rates as global central banks look to combat the unprecedented levels of inflation in the global economy.

Secondly, geopolitical pressures intensified as Russia invaded Ukraine at the end of February 2022, resulting in heightened volatility in the broader EM markets. Following the invasion, Ukraine and Russia corporate bonds dropped to distressed valuations. Though fundamentally sound, Russian corporate bonds faced risk of technical defaults due to potential payment restrictions as Western countries imposed sanctions of unprecedented scale on Russia and its companies. Ukraine corporate bonds priced in the risk of default due to business disruptions caused by the war. The Fund’s underperformance vs the Index is mostly explained by its exposure to Ukrainian and Russian issuers which contributed negative 4.62% towards total return. The Fund’s investment in the bonds of Ukrainian agricultural exporters detracted 2.46% from performance. The Fund’s exposure to Tinkoff Bank, a Russian digital bank, detracted 2.17% from performance. Our investment process led to the conclusion to hold these positions due to strong underlying credit fundamentals and the attractive valuations of these credits. The positions, sized based on the minimum denomination size of EM corporate bonds, were in-line with exposure to other issuers in the Fund. The extraordinary circumstances and geopolitical uncertainty make it difficult to anticipate recovery rates at this stage.

Finally, the Chinese government implemented unprecedented tightening on the property sector, instituting significant limits on property developers’ financing channels and project cash flows. This has pressured the liquidity of many property developers, caused widespread defaults, and resulted in a negative feedback loop that has made external bond financing prohibitively expensive. An effective market freeze for developer financing damaged cash flow channels and brought down even highest quality private property developers in China. The Fund’s investment in the bonds of Yuzhou, a Chinese property developer, detracted 1.98% from performance. At current prices, Yuzhou bonds have limited downside and offer an option on recovery if or when China’s government policy towards the property sector improves, funding channels reopen, and demand in property markets rebounds.

Conversely, outside of the problem zones, the Fund benefited from the overweight position in best-in-class exporters of essential goods and commodities. The Fund’s exposure to utilities and infrastructure sectors further enhanced returns as these credits benefit from stable industry dynamics and predictable cash flows, and are reliable assets with critical importance to their domestic economies.

On a positive note, EM corporate standalone fundamentals outside of China high yield remain robust despite several EM macro concerns. Credit metrics of EM corporates are at best levels in a decade after a strong recovery from COVID-19. EM corporate net leverage metrics remain at historical lows due to strong earnings recovery paired with lower debt levels from conservative balance sheet and liquidity man-agement. According to JP Morgan projections, EM corporate default rates outside of problem zones (China properties, Russian and Ukraine) are expected to decline to 1.5% in 2022.

Looking forward to the rest of the year, EM corporates may face a challenging mix of macro factors such as a higher rate environment and Fed liquidity withdrawal, continued geopolitical tensions, COVID-related lockdowns in some parts of the world, logistics chain issues, and upcoming elections in Colombia and Brazil. Historically, periods of higher volatility provide attractive investment opportunities. We constantly monitor for opportunities across the vast $2.7 trillion EM corporate credit universe as potentially undifferentiated top-down selling of credits may provide opportunities to buy solid bottom-up credits at attractive valuations. Valuations, both in absolute terms and relative to developed market peers, have cheapened EM corporate credit and offer more attractive yields. We have attempted to build a portfolio offering both resilience to the risk of recession and higher interest rates, concentrating in: a) critical infrastructure providers with contracted revenues and high cash flow margins; b) leading exporters of essential consumer goods, c) select metals & mining and oil & gas companies with low unit costs and strong balance sheets, and d) junior parts of the capital structures of the top EM banks.

RIMROCK FUNDS TRUST

PORTFOLIO MANAGEMENT COMMENTARY

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for period ended May 31, 2022

		SINCE INCEPTION
TOTAL RETURN	ONE YEAR	09/28/20
Rimrock Emerging Markets Corporate Credit Fund	-12.20%	-2.32%
JP Morgan Corporate EMBI- Broad Diversified	-10.81%	-3.86%

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling 800-613-4924 or 312-557-1402. The gross and net expense ratios are 3.99% and 0.70%, respectively, as of the most recent prospectus dated September 28, 2021. The net expense ratio includes contractual expense reimbursements by the adviser, if any, through at least May 31, 2022. Please read the current prospectus for more complete information on fees and expenses. These ratios may differ from those presented in the Financial Highlights.

GROWTH OF A $10,000 INVESTMENT

The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (“CEMBI BD INDEX”) is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (CEMBI). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

RIMROCK FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES	MAY 31, 2022

		RIMROCK EMERGING
	RIMROCK CORE	MARKETS CORPORATE
	BOND FUND	CREDIT FUND
ASSETS:
Investments, at fair value	$6,332,943	$6,523,933
Cash held at broker	33,583	4,373
Interest income receivable	62,165	114,615
Receivable for securities sold	5,509	-
Receivable for variation margin on futures contracts	-	1,578
Prepaid and other assets	32,173	34,091
Total Assets	6,466,373	6,678,590
LIABILITIES:
Payable for securities purchased	14,462	211,789
Investment advisory fees	1,537	1,882
Payable for reverse repurchase agreements	342,258	-
Payable for variation margin on futures contracts	12,125	-
Distributions payable to shareholders	-	148
Trustee fees	243	257
Accrued other liabilities	57,953	68,627
Total Liabilities	428,578	282,703
Net Assets	$6,037,795	$6,395,887
ANALYSIS OF NET ASSETS:
Capital stock	$6,530,144	$7,563,165
Distributable Earnings	(492,349)	(1,167,278)
Net Assets	$6,037,795	$6,395,887
Shares Outstanding ($0.0001 par value, unlimited authorization):	649,717	751,560
Net Asset Value, Redemption and Offering Price Per Share:	$9.29	$8.51
Investments, at cost	$6,585,835	$7,557,419

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MAY 31, 2022

		RIMROCK EMERGING
	RIMROCK CORE	MARKETS CORPORATE
	BOND FUND	CREDIT FUND
INVESTMENT INCOME:
Interest income	$228,135	$370,860 [1]
Total investment income	228,135	370,860
EXPENSES:
Investment advisory fees	19,068	24,859
Shareholder servicing fees	-	157,666
Administration fees	14,000	14,000
Custody fees	20,770	9,745
Accounting fees	3,813	4,262
Transfer Agent fees	1,271	1,420
Registration fees (includes blue sky fees)	27,194	23,889
Printing fees	1,089	1,069
Audit fees	40,000	20,000
Tax fees	6,399	6,851
Legal fees	639	(14,165)
12b-1 Distribution fees	33,472	37,384
Trustee fees and expenses	28,051	31,103
Insurance fees	3,125	3,125
Other expenses	891	767
Total Expenses	199,782	321,975
Less expenses reimbursed by investment adviser	(157,810)	(272,256)
Net Expenses	41,972	49,719
Net investment income	186,163	321,141
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	2,127	(84,676)
Net realized gain (loss) on futures	(161,173)	21,140
Net change in unrealized appreciation (depreciation) on:
Investments	(447,745)	(1,148,059)
Net unrealized app (dep) on future contracts	(11,000)	1,297
Net Losses	(617,791)	(1,210,298)
Net Decrease in Net Assets Resulting from Operations	$(431,628)	$(889,157)

[1]	Net of $45 in foreign withholding taxes.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED

			RIMROCK EMERGING
	RIMROCK CORE		MARKETS CORPORATE
	BOND FUND		CREDIT FUND
	MAY 31,	MAY 31,	MAY 31,	MAY 31,
	2022	2021	2022	2021[1]
OPERATIONS:
Net investment income	$186,163	$158,577	$321,141	$186,202
Net realized gains (losses)	(159,046)	32,186	(63,536)	267,259
Net change in unrealized appreciation (depreciation)	(458,745)	85,567	(1,146,762)	114,854
Net Increase (Decrease) in Net Assets Resulting from Operations	(431,628)	276,330	(889,157)	568,315
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions	577,316	538,841	463,398	7,099,767
Net Increase in Net Assets Resulting from Capital Share Transactions	577,316	538,841	463,398	7,099,767
DISTRIBUTIONS PAID:
From distributable earnings	(223,362)	(213,268)	(637,501)	(208,935)
Total Distributions Paid	(223,362)	(213,268)	(637,501)	(208,935)
Total Increase (Decrease) in Net Assets	(77,674)	601,903	(1,063,260)	7,459,147
NET ASSETS:
Beginning of year	6,115,469	5,513,566	7,459,147	—
End of year	$6,037,795	$6,115,469	$6,395,887	$7,459,147

[1]	The Rimrock Emerging Markets Corporate Credit Fund commenced operations on September 28, 2020.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED

RIMROCK CORE BOND FUND
			PERIOD
			ENDED
Selected per share data	MAY 31, 2022	MAY 31, 2021	MAY 31, 2020[1]
Net Asset Value, Beginning of Year	$10.30	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.30	0.28	0.27
Net realized and unrealized gain (loss)	(0.96)	0.23	0.24
Total from Investment Operations	(0.66)	0.51	0.51
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)	(0.34)	(0.23)
From net realized gains	(0.04)	(0.05)	(0.06)
From tax return of capital	-	-	(0.04)
Total Distributions Paid	(0.35)	(0.39)	(0.33)
Net Asset Value, End of Year	$9.29	$10.30	$10.18
Total Return[3]	(6.48%)	5.00%	5.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year	$6,037,795	$6,115,469	$5,513,566
Ratio to average net assets of:[4]
Expenses, net of reimbursements and credits	0.65%	0.65%	0.65%
Expenses, before reimbursements and credits	3.13%	3.98%	5.56%
Net investment income, net of reimbursements and credits	2.93%	2.74%	2.87%
Net investment income, before reimbursements and credits	0.45%	(0.59%)	(2.04%)
Portfolio Turnover Rate	37.60%	61.20%	151.93%

[1]	The Rimrock Core Bond Fund commenced operations on June 28, 2019.
[2]	Net investment income per share was calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST
FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND
Selected per share data	MAY 31, 2022	PERIOD ENDED MAY 31, 2021[1]
Net Asset Value, Beginning of Year	$10.61	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.43	0.29
Net realized and unrealized gain (loss)	(1.64)	0.64
Total from Investment Operations	(1.21)	0.93
LESS DISTRIBUTIONS PAID:
From net investment income	(0.44)	(0.28)
From net realized gains	(0.45)	(0.04)
Total Distributions Paid	(0.89)	(0.32)
Net Asset Value, End of Year	$8.51	$10.61
Total Return[3]	(12.20%)	9.51%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year	$6,395,887	$7,459,147
Ratio to average net assets of:[4]
Expenses, net of reimbursements and credits	0.70%	0.70%
Expenses, before reimbursements and credits	4.53%	3.99%
Net investment income, net of reimbursements and credits	4.52%	4.10%
Net investment income, before reimbursements and credits	0.69%	0.81%
Portfolio Turnover Rate	112.45%	111.10%

[1]	The Rimrock Emerging Markets Corporate Credit Fund commenced operations on September 28, 2020.
[2]	Net investment income per share was calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS – 15.5%
Aerospace & Defense – 0.4%
Textron Financial Corp.,
(Variable, ICE LIBOR USD 3M +
1.74%), 3.15%, 2/15/42(1)	30,000	23,959
Consumer/Retail – 0.7%
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/25	40,000	39,928
Energy – 3.5%
Antero Midstream Partners L.P./Antero
Midstream Finance Corp.,
5.38%, 6/15/29	40,000	40,203
Antero Resources Corp.,
5.38%, 3/1/30	20,000	20,330
CITGO Petroleum Corp.,
7.00%, 6/15/25	4,000	4,019
6.38%, 6/15/26	16,000	15,793
ConocoPhillips Co.,
6.95%, 4/15/29 (2)	25,000	29,593
Enterprise Products Operating LLC,
(Variable, ICE LIBOR USD 3M +
2.78%), 4.36%, 6/1/67 (1)	40,000	32,474
Kinder Morgan, Inc.,
4.30%, 3/1/28	35,000	35,103
Magellan Midstream Partners L.P.,
3.25%, 6/1/30 (2)	40,000	36,762
		214,277
Financials – 1.0%
Bank of America Corp.,
(Variable, ICE LIBOR USD 3M +
1.31%), 4.27%, 7/23/29 (3)	30,000	29,818
JPMorgan Chase & Co.,
(Variable, ICE LIBOR USD 3M +
1.33%), 4.45%, 12/5/29 (3)	30,000	30,237
		60,055
Healthcare – 2.8%
HCA, Inc.,
4.13%, 6/15/29 (2)	40,000	38,786
Owens & Minor, Inc.,
4.38%, 12/15/24	75,000	74,494
UnitedHealth Group, Inc.,
2.88%, 8/15/29	20,000	18,991
Zimmer Biomet Holdings, Inc.,
3.55%, 3/20/30 (2)	40,000	37,710
		169,981

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS – 15.5% continued
Media/Entertainment – 1.6%
Fox Corp.,
4.71%, 1/25/29 (2)	35,000	35,456
Match Group Holdings II LLC,
3.63%, 10/1/31	70,000	59,656
		95,112
Metals/Mining – 1.2%
Barrick North America Finance LLC,
5.75%, 5/1/43 (2)	30,000	33,010
Hecla Mining Co.,
7.25%, 2/15/28	40,000	39,275
		72,285
Real Estate – 0.6%
Equinix, Inc.,
2.50%, 5/15/31(2)	40,000	33,901
Telecom/Cable – 2.1%
Charter Communications
Operating LLC/Charter
Communications Operating Capital,
5.05%, 3/30/29 (2)	55,000	54,830
Comcast Corp.,
4.15%, 10/15/28 (2)	35,000	35,837
Frontier California, Inc.,
6.75%, 5/15/27	40,000	39,289
		129,956
Utilities/Power – 1.6%
FirstEnergy Transmission LLC,
5.45%, 7/15/44	35,000	33,687
4.55%, 4/1/49	20,000	17,060
Florida Power & Light Co.,
3.15%, 10/1/49 (2)	55,000	45,532
		96,279
Total Corporate Bonds
(Cost $1,034,725)		$935,733

COMMERCIAL MORTGAGE BACKED SECURITIES – 27.9%
Government Agency - Interest Only – 20.5%
Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class X1, 0.88%, 6/25/29(1) (4)	2,691,049	139,091
Freddie Mac Multifamily Structured Pass Through Certificates, Series K151, Class X1, 0.39%, 4/25/30(1) (4)	11,364,988	259,911

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
COMMERCIAL MORTGAGE BACKED SECURITIES – 27.9% continued

Government Agency - Interest Only – 20.5% continued
Freddie Mac Multifamily Structured
Pass Through Certificates, Series
K-1512, Class X1, 0.91%,
4/25/34(1) (4)	2,088,302	156,939
Freddie Mac Multifamily Structured
Pass Through Certificates, Series
K-1514, Class X1, 0.58%,
10/25/34(1) (4)	1,478,647	78,826
Freddie Mac Multifamily Structured
Pass Through Certificates, Series
K152, Class X1, 0.96%,
1/25/31(1) (4)	2,602,405	159,996
Freddie Mac Multifamily Structured
Pass Through Certificates, Series
K-1521, Class X1, 0.98%,
8/25/36(1) (4)	1,153,921	111,375
FREMF Mortgage Trust, Series
19K-1510, Class X2A, 0.10%,
1/25/34	13,952,700	108,198
FREMF Mortgage Trust, Series
2017-K153, Class X2A, 0.10%,
10/25/31	19,536,683	118,928
FREMF Mortgage Trust, Series
2018-K157, Class X2A, 0.10%,
8/25/33	14,088,411	103,285
		1,236,549
Non Agency – 5.4%
COMM Mortgage Trust, Series
2010-C1, Class D, 5.75%,
7/10/46(1) (4)	132,250	131,354
Commercial Mortgage Trust, Series
2006-GG7, Class AJ, 6.01%,
7/10/38(1) (4)	74,487	59,626
J.P. Morgan Chase Commercial
Mortgage Securities Trust, Series
2019-ICON, Class B, 4.24%,
1/5/34	24,000	23,849
SG Commercial Mortgage Securities
Trust, Series 2019-PREZ, Class D,
3.48%, 9/15/39(1) (4)	135,000	113,150
		327,979
Non Agency - Interest Only – 2.0%
GS Mortgage Securities Trust, Series
2015-GC32, Class XA, 0.73%,
7/10/48(1) (4)	3,354,165	63,493

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
COMMERCIAL MORTGAGE BACKED SECURITIES – 27.9% continued

Non Agency - Interest Only – 2.0% continued
GS Mortgage Securities Trust, Series
2016-GS3, Class XA, 1.20%,
10/10/49(1) (4)	561,200	22,807
Morgan Stanley Bank of America
Merrill Lynch Trust, Series 2015-C26,
Class XA, 0.98%, 10/15/48(1) (4)	1,502,176	33,913
		120,213
Total Commercial Mortgage Backed
Securities
(Cost $1,774,824)		$1,684,741

RESIDENTIAL MORTGAGE BACKED SECURITIES – 51.7%
Government Agency – 19.9%
Fannie Mae Interest Strip, Series 219,
Class 1, 0.00%, 4/25/23(5)	5,183	5,121
Fannie Mae REMIC, Series 1993-236,
Class FA, (Floating, U.S. Treasury
Yield Curve Rate CMT 10Y -
408.00%, 12.00% Cap), 0.00%,
10/25/23(1) (6)	1,958	1,931
Fannie Mae REMIC, Series 1993-236,
Class FB, (Floating, ICE LIBOR USD
1M - 25.13%, 12.00% Cap), 0.00%,
10/25/23(1) (6)	15,230	15,041
Fannie Mae REMIC, Series 2001-29,
Class Z, 6.50%, 7/25/31	31,198	33,789
Fannie Mae REMIC, Series 2003-58,
Class M, 3.50%, 7/25/33	12,366	12,286
Fannie Mae REMIC, Series 2005-68,
Class PG, 5.50%, 8/25/35	50,796	53,876
Fannie Mae REMIC, Series 2006-77,
Class PC, 6.50%, 8/25/36	21,168	22,824
Fannie Mae REMIC, Series 2007-22,
Class PA, 5.50%, 3/25/37	2,397	2,482
Fannie Mae REMIC, Series 2008-46,
Class JA, 4.50%, 5/25/38	19,815	20,130
Fannie Mae REMIC, Series 2010-53,
Class ZJ, 5.00%, 7/25/40	32,621	36,097
Fannie Mae REMIC, Series 2011-146,
Class LX, 3.50%, 10/25/40	178,989	180,441
Fannie Mae REMIC, Series 2013-113,
Class HA, 3.00%, 11/25/31	267	268
Fannie Mae REMIC, Series 2013-13,
Class MA, 4.00%, 1/25/43	84,680	86,675
Fannie Mae REMIC, Series 2016-95,
Class LZ, 2.50%, 12/25/46	143,405	108,461
Fannie Mae REMIC, Series 2019-42,
Class ZL, 3.00%, 8/25/49	213,366	175,310

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Government Agency – 19.9% continued
Fannie Mae REMIC, Series G93-30,
Class B, 0.00%, 8/25/23(5)	1,430	1,417
FHLMC-GNMA, Series 23, Class FE,
(Floating, ICE LIBOR USD 1M -
25.13%, 12.00% Cap), 0.00%,
11/25/23(1) (6)	26,656	26,308
Freddie Mac REMIC, Series 2326,
Class ZP, 6.50%, 6/15/31	18,144	19,669
Freddie Mac REMIC, Series 2653,
Class SC, (Floating, 6.80% - ICE
LIBOR USD 1M, 4.00% Floor,
6.80% Cap), 6.40%, 7/15/33(1)	23,516	23,668
Freddie Mac REMIC, Series 3001,
Class MZ, 6.50%, 7/15/35	89,426	109,981
Freddie Mac REMIC, Series 3871,
Class JB, 5.50%, 6/15/41	5,645	6,071
Freddie Mac REMIC, Series 3908,
Class B, 2.50%, 6/15/39	23,668	22,462
Freddie Mac REMIC, Series 3990,
Class GY, 3.50%, 1/15/42	30,000	28,797
Freddie Mac REMIC, Series 4120,
Class QB, 1.50%, 10/15/42	6,330	5,926
Freddie Mac REMIC, Series 4146,
Class ME, 3.50%, 12/15/42	12,000	11,874
Freddie Mac REMIC, Series 4170,
Class TC, 1.63%, 2/15/28	135,425	131,544
Freddie Mac REMIC, Series 4182,
Class MB, 1.50%, 5/15/41	4,159	4,018
Freddie Mac REMIC, Series 4286,
Class DA, 3.50%, 10/15/30	40,930	41,369
Freddie Mac REMIC, Series 4471,
Class GA, 3.00%, 2/15/44	13,139	12,957
		1,200,793
Government Agency - Interest Only – 18.5%
Fannie Mae REMIC, Series 2004-64,
Class SW, (Floating, 7.05% - ICE
LIBOR USD 1M, 7.05% Cap),
6.04%, 8/25/34(1)	35,590	4,179
Fannie Mae REMIC, Series 2005-12,
Class SC, (Floating, 6.75% - ICE
LIBOR USD 1M, 6.75% Cap),
5.74%, 3/25/35(1)	46,777	5,118
Fannie Mae REMIC, Series 2005-122,
Class SE, (Floating, 23.10% - ICE
LIBOR USD 1M, 23.10% Cap),
19.58%, 11/25/35(1)	35,224	39,749
	PRINCIPAL AMOUNT	VALUE (IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Government Agency - Interest Only – 18.5% continued
Fannie Mae REMIC, Series 2007-88,
Class JI, (Floating, 6.45% - ICE
LIBOR USD 1M, 6.45% Cap),
5.44%, 4/25/37(1)	227,006	30,140
Fannie Mae REMIC, Series 2010-118,
Class LI, 5.50%, 10/25/40	58,238	10,024
Fannie Mae REMIC, Series 2010-147,
Class KI, 1.18%, 1/25/41	937,751	27,661
Fannie Mae REMIC, Series 2011-87,
Class SG, (Floating, 6.55% - ICE
LIBOR USD 1M, 6.55% Cap),
5.54%, 4/25/40(1)	273,263	13,325
Fannie Mae REMIC, Series 2013-103,
Class SK, (Floating, 5.92% - ICE
LIBOR USD 1M, 5.92% Cap),
4.91%, 10/25/43(1)	36,668	5,714
Fannie Mae REMIC, Series 2016-105,
Class SA, (Floating, 6.00% - ICE
LIBOR USD 1M, 6.00% Cap),
4.99%, 1/25/47(1)	26,414	4,106
Fannie Mae REMIC, Series 2016-74,
Class GS, (Floating, 6.00% - ICE
LIBOR USD 1M, 6.00% Cap),
4.99%, 10/25/46(1)	40,705	6,642
Fannie Mae REMIC, Series 2018-62,
Class SB, (Floating, 6.20% - ICE
LIBOR USD 1M, 6.20% Cap),
5.19%, 9/25/48(1)	180,066	27,211
Fannie Mae REMIC, Series 2020-56,
Class DI, 2.50%, 8/25/50	252,023	41,310
Fannie Mae REMIC, Series 2020-60,
Class NI, 4.00%, 9/25/50	545,670	106,867
Fannie Mae REMIC, Series 2020-96,
Class IB, 3.00%, 1/25/51	79,434	12,917
Fannie Mae REMIC, Series 2021-3,
Class JI, 2.50%, 2/25/51	84,003	11,383
Fannie Mae REMIC, Series 2021-50,
Class IO, 4.00%, 8/25/51	79,525	14,899
Freddie Mac Multifamily Structured
Pass Through Certificates, Series
K-1522, Class X1, 0.51%,
10/25/36(1) (4)	1,798,712	88,779
Freddie Mac REMIC, Series 2981,
Class SU, (Floating, 7.80% - ICE
LIBOR USD 1M, 7.80% Cap),
6.93%, 5/15/30(1)	35,047	2,688

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Government Agency - Interest Only – 18.5% continued
Freddie Mac REMIC, Series 3308, Class S, (Floating, 7.20% - ICE LIBOR USD 1M, 7.20% Cap), 6.33%, 3/15/32(1)	29,590	2,894
Freddie Mac REMIC, Series 3460, Class SA, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 5.33%, 6/15/38(1)	40,133	4,495
Freddie Mac REMIC, Series 3598, Class JI, 0.96%, 10/15/37(1) (4)	144,065	4,145
Freddie Mac REMIC, Series 3621, Class SB, (Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 5.36%, 1/15/40(1)	300,073	39,412
Freddie Mac REMIC, Series 3621, Class WI, 1.18%, 5/15/37(1) (4)	263,711	10,333
Freddie Mac REMIC, Series 3635, Class IB, 0.90%, 10/15/37(1) (4)	372,368	13,398
Freddie Mac REMIC, Series 3666, Class SC, (Floating, 5.77% - ICE LIBOR USD 1M, 5.77% Cap), 4.90%, 5/15/40(1)	89,852	11,329
Freddie Mac REMIC, Series 4029, Class IM, 4.00%, 4/15/42	17,134	3,134
Freddie Mac REMIC, Series 4106, Class EI, 3.50%, 4/15/41	97,183	8,139
Freddie Mac REMIC, Series 4150, Class DI, 3.00%, 1/15/43	250,035	23,719
Freddie Mac REMIC, Series 4165, Class TI, 3.00%, 12/15/42	430,901	32,254
Freddie Mac REMIC, Series 4194, Class BI, 3.50%, 4/15/43	26,366	4,130
Freddie Mac REMIC, Series 4259, Class DI, 4.00%, 6/15/43	74,866	5,715
Freddie Mac REMIC, Series 4363, Class TI, 1.45%, 10/15/39(1) (4)	178,650	7,470
Freddie Mac REMIC, Series 4415, Class IO, 1.26%, 4/15/41(1) (4)	93,128	3,998
Freddie Mac REMIC, Series 4940, Class PI, 4.00%, 7/25/49	37,280	5,707
Freddie Mac REMIC, Series 5013, Class IN, 2.50%, 9/25/50	813,786	132,276
Freddie Mac REMIC, Series 5014, Class DI, 4.00%, 9/25/50	50,063	9,315
Government National Mortgage Association, Series 2008-7, Class IO, 5.50%, 3/20/37	171,928	11,470
	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Government Agency - Interest Only – 18.5% continued
Government National Mortgage Association, Series 2009-88, Class QI, 6.00%, 9/16/39	140,064	3,450
Government National Mortgage Association, Series 2010-42, Class BS, (Floating, 6.48% - ICE LIBOR USD 1M, 6.48% Cap), 5.55%, 4/20/40(1)	19,116	2,696
Government National Mortgage Association, Series 2011-H18, Class AI, 1.20%, 8/20/61(1) (4)	28,324	1,224
Government National Mortgage Association, Series 2012-136, Class BI, 3.50%, 11/20/42	242,377	39,780
Government National Mortgage Association, Series 2013-133, Class PI, 5.00%, 2/16/37	52,190	4,705
Government National Mortgage Association, Series 2015-159, Class HS, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 5.27%, 11/20/45(1)	51,864	6,401
Government National Mortgage Association, Series 2015-168, Class SD, (Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 5.27%, 11/20/45(1)	454,661	67,001
Government National Mortgage Association, Series 2016-160, Class GS, (Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.17%, 11/20/46(1)	57,345	11,157
Government National Mortgage Association, Series 2017-130, Class YI, 4.00%, 4/20/45	629,207	64,997
Government National Mortgage Association, Series 2020-123, Class IL, 2.50%, 8/20/50	729,131	106,281
Government National Mortgage Association, Series 2020-77, Class EI, (Floating, 122.00% - ICE LIBOR USD 1M, 1.00% Cap), 1.00%, 8/20/49(1)	736,020	23,187
		1,116,924
Non Agency – 13.3%
Banc of America Mortgage Trust, Series 2003-H, Class 3A1, 2.75%, 9/25/33(1) (4)	106,171	102,290

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Non Agency – 13.3% continued
Bear Stearns ALT-A Trust, Series 2004-1, Class 2A2, 2.90%, 2/25/34(1) (4)	32,339	30,856
Bear Stearns ARM Trust, Series 2003-6, Class 1A2, 3.33%, 8/25/33(1) (4)	42,711	43,075
CHL Mortgage Pass Through Trust, Series 2004-22, Class A3, 2.70%, 11/25/34(1) (4)	74,595	72,796
CHL Mortgage Pass Through Trust, Series 2004-HYB3, Class 2A, 2.81%, 6/20/34(1) (4)	38,466	37,644
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class 2A2, 2.67%, 11/25/32(1) (4)	80,809	78,277
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR12, Class 2A1, 4.49%, 4/25/33(1) (4)	14,317	14,181
CSFB Mortgage-Backed Pass Through Certificates, Series 2003-AR24, Class 2A4, 2.55%, 10/25/33(1) (4)	101,775	99,130
GRMT Mortgage Loan Trust, Series 2001-1A, Class A5, 6.65%, 7/20/31	30,866	30,815
IndyMac INDX Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 2.94%, 3/25/35(1) (4)	23,662	22,829
JP Morgan Mortgage Trust, Series 2006-A2, Class 5A1, 2.28%, 11/25/33(1) (4)	11,362	11,279
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A2, 2.42%, 7/25/35(1) (4)	51,929	51,388
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1, 2.84%, 12/25/34(1) (4)	42,010	38,923
Sequoia Mortgage Trust, Series 2003-3, Class A1, (Floating, ICE LIBOR USD 1M + 0.66%, 0.66% Floor, 11.50% Cap), 1.59%, 7/20/33(1)	58,576	56,397
Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2003-26A, Class 7A, 2.28%, 9/25/33(1) (4)	31,367	30,449
	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.7% continued
Non Agency – 13.3% continued
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A11, 2.67%, 7/25/34(1) (4)	32,880	32,742
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class
2A3, 2.67%, 7/25/34(1) (4)	50,361	50,150
		803,221
Total Residential Mortgage Backed Securities
(Cost $3,169,873)		$3,120,938

U.S. GOVERNMENT OBLIGATIONS – 5.5%
U.S. Treasury Notes – 5.5%
0.50%, 11/30/23	50,000	48,648
0.63%, 10/15/24	300,000	286,254
		334,902
Total U.S. Government Obligations
(Cost $349,784)		$334,902

	NUMBER	VALUE
	OF SHARES	(IN USD)
SHORT TERM INVESTMENT FUND – 4.3%
Northern Institutional Funds - U.S. Treasury Portfolio (Premier), 0.53%(7)	256,629	256,629
Total Short Term Investment Fund
(Cost $256,629)		$256,629

Total Investments – 104.9%
(Cost $6,585,835)		$6,332,943

REVERSE REPURCHASE AGREEMENTS – (5.7%)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Barrick North America Finance LLC, 5.75%, due 5/1/43 and value $32,935)(2)	(30,629)	(30,629)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Comcast Corp., 4.15%, due 10/15/28 and value $35,806)(2)	(33,330)	(33,330)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by ConocoPhillips Co., 6.95%, due 4/15/29 and value $29,564)(2)	(27,868)	(27,868)

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

REVERSE REPURCHASE AGREEMENTS – (5.7%) continued
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Equinix, Inc., 2.5%, due 5/15/31 and value $33,852)(2)	(31,471)	(31,471)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Florida Power & Light Co., 3.15%, due 10/1/49 and value $45,393)(2)	(41,243)	(41,243)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Fox Corp., 4.709%, due 1/25/29 and value $35,421)(2)	(33,699)	(33,699)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Magellan Midstream Partners L.P., 3.25%, due 6/1/30 and value $36,716)(2)	(35,165)	(35,165)
J.P. Morgan Securities, 1.05%, due 6/17/22 (dated 5/6/22; collaterized by Zimmer Biomet Holdings, Inc., 3.55%, due 3/20/30 and value $37,625)(2)	(34,462)	(34,462)
J.P. Morgan Securities, 1.2%, due 6/17/22 (dated 5/6/22; collaterized by Charter Communications Operating LLC, 5.05%, due 3/30/29 and value $54,773)(2)	(43,463)	(43,463)
J.P. Morgan Securities, 1.2%, due 6/17/22 (dated 5/6/22; collaterized by HCA, Inc., 4.125%, due 6/15/29 and value $38,749)(2)	(30,928)	(30,928)
Total Reverse Repurchase Agreements
(Cost $(342,258))		$(342,258)
Other Assets less Liabilities – 0.8%		47,110

NET ASSETS – 100.0%		$6,037,795

(1)	Variable rate security. Rate as of May 31, 2022 is disclosed.
(2)	All or a portion of this security was pledged as collateral for reverse repurchase agreements. The total value of pledged collateral was $380,833, which represented 6.30% of the net assets of the fund.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of May 31, 2022.
(4)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(5)	Zero coupon bond.
(6)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(7)	7-day current yield as of May 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ARM - Adjustable Rate Mortgage

CMT - Constant Maturity

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

IO - Interest Only

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

Percentages shown are based on Net Assets.

At May 31, 2022, the Fund had open futures contracts as follows:

	NO. OF	NOTIONAL	CONTRACT	CONTRACT	UNREALIZED
TYPE	CONTRACTS	AMOUNT	POSITION	EXP.	APP/(DEP)(1)
10-Year U.S. Treasury Note	11	$1,313,984	Long	9/22	$(8,765)
Ultra U.S. Treasury Bond	2	311,500	Long	9/22	(4,594)
Total					$(13,359)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At May 31, 2022, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
Cash Equivalents	4.1%
AAA	63.3
AA	6.6
A	5.6
BBB	13.5

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK CORE BOND FUND	MAY 31, 2022

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BB	5.4%
B	0.6
CCC	0.9
Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of May 31, 2022:

INVESTMENTS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:(1)
Corporate Bonds	$—	$935,733	$—	$935,733
Commercial Mortgage Backed Securities	—	1,684,741	—	1,684,741
Residential Mortgage Backed Securities	—	3,120,938	—	3,120,938
U.S. Government Obligations	334,902	—	—	334,902
Short Term Investment Fund	256,629	—	—	256,629
Liabilities:
Reverse Repurchase Agreements	—	(342,258)	—	(342,258)
Total Investments	$591,531	$5,399,154	$—	$5,990,685
OTHER FINANCIAL
INSTRUMENTS
Liabilities Futures Contracts	$(13,359)	$—	$—	$(13,359)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS
RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2022

	PRINCIPAL AMOUNT	VALUE (IN USD)
CORPORATE BONDS – 89.9%
Chemicals/Paper/Packaging – 8.3%
Klabin Austria GmbH,
7.00%, 4/3/49	200,000	196,562
OCP S.A.,
5.13%, 6/23/51	200,000	149,468
Sasol Financing U.S.A. LLC,
4.38%, 9/18/26	200,000	183,760
		529,790
Energy – 12.5%
AI Candelaria Spain S.A.,
7.50%, 12/15/28	250,000	243,596
Ecopetrol S.A.,
6.88%, 4/29/30	100,000	101,120
Geopark Ltd.,
6.50%, 9/21/24	250,000	257,055
Petroleos Mexicanos,
6.88%, 8/4/26	200,000	198,157
		799,928
Financials – 16.5%
Banco Mercantil del Norte S.A.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 4.97%), 6.75%,
9/27/24 (1) (2)	200,000	191,730
Bancolombia S.A.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 2.94%), 4.63%,
12/18/29 (1)	200,000	182,448
BBVA Bancomer S.A.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 2.65%), 5.13%,
1/18/33 (1)	200,000	179,578
Itau Unibanco Holding S.A.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 3.98%), 6.13%,
12/12/22 (1) (2)	300,000	295,125
Movida Europe S.A.,
5.25%, 2/8/31	200,000	165,288
Tinkoff Bank JSC Via TCS Finance Ltd.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 5.15%), 6.00%,
12/20/26 (1) (2)	200,000	43,314
		1,057,483

	PRINCIPAL AMOUNT	VALUE (IN USD)
CORPORATE BONDS – 89.9% continued
Food & Beverage – 13.8%
Grupo Bimbo S.A.B. de C.V.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 3.28%), 5.95%,
4/17/23 (1) (2)	250,000	251,563
JBS U.S.A. LUX S.A./JBS U.S.A.
Finance, Inc.,
6.75%, 2/15/28	200,000	206,682
Kernel Holding S.A.,
6.50%, 10/17/24	200,000	108,900
MHP Lux S.A.,
6.95%, 4/3/26	200,000	107,770
NBM U.S. Holdings, Inc.,
7.00%, 5/14/26	200,000	206,844
		881,759
Manufacturing/Industrials – 14.6%
Adani Ports & Special Economic Zone
Ltd.,
3.10%, 2/2/31	200,000	160,256
Cemex S.A.B. de C.V.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 4.53%), 5.13%,
6/8/26 (1) (2)	200,000	185,114
GTL Trade Finance, Inc.,
7.25%, 4/16/44	200,000	218,274
KOC Holding A.S.,
6.50%, 3/11/25	200,000	193,946
Limak Iskenderun Uluslararasi Liman
Isletmeciligi A.S.,
9.50%, 7/10/36	200,000	178,040
		935,630
Metals/Mining – 3.1%
CSN Inova Ventures,
6.75%, 1/28/28	200,000	196,357
Real Estate – 2.7%
CIBANCO S.A. Institucion de Banca
Multiple Trust CIB,
4.38%, 7/22/31	200,000	149,830
Yuzhou Group Holdings Co. Ltd.,
8.30%, 5/27/25	200,000	23,500
		173,330
Telecom/Cable – 15.6%
Colombia Telecomunicaciones S.A.
ESP,
4.95%, 7/17/30	200,000	177,000

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2022

	PRINCIPAL	VALUE
	AMOUNT	(IN USD)
CORPORATE BONDS – 89.9% continued
Telecom/Cable – 15.6% continued
CT Trust,
5.13%, 2/3/32	200,000	179,199
Network i2i Ltd.,
(Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 4.27%), 5.65%,
1/15/25 (1) (2)	250,000	245,797
Sable International Finance Ltd.,
5.75%, 9/7/27	226,000	213,428
Turkcell Iletisim Hizmetleri A.S.,
5.75%, 10/15/25	200,000	183,030
		998,454
Utilities/Power – 2.8%
EnfraGen Energia Sur S.A./EnfraGen
Spain S.A./Prime Energia SpA,
5.38%, 12/30/30	250,000	175,710
Total Corporate Bonds
(Cost $6,781,927)		$5,748,441

	NUMBER	VALUE
	OF SHARES	(IN USD)
SHORT TERM INVESTMENT FUND – 12.1%
Northern Institutional Funds -
U.S. Treasury Portfolio (Premier),
0.53%(3)	775,492	775,492
Total Short Term Investment Fund
(Cost $775,492)		$775,492

Total Investments – 102.0%
(Cost $7,557,419)		$6,523,933
Liabilities less Other Assets - (2.0%)		(128,046)
NET ASSETS – 100.0%		$6,395,887

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of May 31, 2022.

(2)	Perpetual bond. Maturity date represents next call date.

(3)	7-day current yield as of May 31, 2022 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

5Y - 5 Year

CIB - Corporate and Investment Bank

CMT - Constant Maturity

S.A.B. de C.V. - Sociedad Anónima Bursátil de Capital Variable (Spanish: Variable Stock Corporation)

Percentages shown are based on Net Assets.

At May 31, 2022, the Fund had open futures contracts as follows:

	NO. OF	NOTIONAL	CONTRACT	CONTRACT	UNREALIZED
TYPE	CONTRACTS	AMOUNT	POSITION	EXP.	APP/(DEP)(1)
10-Year U.S. Treasury Note	(2)	$(238,906)	Short	9/22	$1,578

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At May 31, 2022, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
Cash Equivalents	11.9%
BBB	5.8
BB	54.4
B	24.2
CC	1.7
C	0.4
D	1.6

Total	100.0%

*	Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

LLC - Limited Liability Company

S.A. - Société Anonyme (French: Public Limited Company)

See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS
RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND	MAY 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of May 31, 2022:

INVESTMENTS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:(1)
Corporate Bonds	$—	$5,748,441	$—	$5,748,441
Short Term Investment
Fund	775,492	—	—	775,492
Total Investments	$775,492	$5,748,441	$—	$6,523,933
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,578	$—	$—	$1,578

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

RIMROCK FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS	MAY 31, 2022

1. ORGANIZATION

Rimrock Funds Trust (the “Trust”) is an open-end management investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 2, 2018. The Trust’s Agreement and Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. The Trust includes two funds, each with its own investment objective. The Rimrock Core Bond Fund and Rimrock Emerging Markets Corporate Credit Fund (each a “Fund”, and collectively, the “Funds”) currently offer one class of shares and are separate series of the Trust. Each of the Funds’ financial statements are presented herein. The Funds are classified as “diversified” investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Rimrock Capital Management, LLC (the “Adviser” or “Rimrock Capital”) serves as investment manager to the Funds. The Northern Trust Company (the “Administrator”) serves as the administrator, transfer agent, fund accountant, and custodian for the Funds. Foreside Financial Services, LLC is the distributor of the shares of the Funds (the “Distributor”).

2. SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

A)  BASIS OF PREPARATION The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

B) USE OF ESTIMATES The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market-based assumptions.

C) DETERMINATION OF THE NET ASSET VALUE The net asset value (“NAV”) of the Funds’ shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

D) INVESTMENT VALUATION The Funds’ portfolio securities are valued at market value based on independent third party pricing. Securities for which quotations are not available are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Trustees of the Trust (the “Board”). Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Funds’ Fair Value Committee, in its discretion, may make adjustments to the prices of securities held by the Funds if an event occurs after the publication of market values normally used by the Funds but before the time as of which the Funds calculate their NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Foreign fixed income securities, however, may be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded.

E) INVESTMENT TRANSACTIONS, INCOME AND EXPENSES Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to management. Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to the Funds.

RIMROCK FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS continued

F)  INDEMNIFICATIONS Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.

G)  ORGANIZATION AND OFFERING COSTS Organization costs are expensed as incurred. Offering costs are amortized for a period of twelve months upon inception of the Funds.

H)  WHEN-ISSUED/DELAYED DELIVERY SECURITIES The Funds may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Funds enter into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. A Fund identifies securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at May 31, 2022, if any, are noted in the Schedules of Investments and in aggregate as Payable for when-issued securities, in the Statements of Assets and Liabilities.

I)  FUTURES CONTRACTS The Funds invest in long or short exchange traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. The contract position and investment strategy utilized during the fiscal year ended May 31, 2022, was as follows:

	CONTRACT	INVESTMENT
	POSITION	STRATEGY
Rimrock Core Bond Fund	Long	Duration Management
Rimrock Emerging Markets Corporate
Credit Fund	Short	Duration Management

3. INVESTMENT TYPES

The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds’ investment policies.

CASH HOLDINGS

Each Fund sweeps uninvested cash daily into a money market fund as disclosed on the Schedules of Investments.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ NAVs. Securities held by the Funds that are guaranteed by the U.S. Government, its agencies, or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Funds’ shares. Further details on fixed income securities are disclosed in the Funds’ Statement of Additional Information (the “SAI”).

CORPORATE DEBT SECURITIES

The Funds may invest in corporate debt securities. The Funds’ investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible

RIMROCK FUNDS TRUST
MAY 31, 2022

securities) which meet the minimum ratings criteria set forth for the Funds, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Funds may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

DERIVATIVES

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency denominated securities, may enter into swap agreements with respect to foreign currencies.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to additional, unforeseen risks, including the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Funds, the Funds might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Funds’ use of such instruments may cause the Funds to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Funds may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Funds incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Funds might have been in a better position if the Funds had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Funds and its counter party and certain derivative transactions may be terminated by the counterparty or the Funds, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Funds based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Funds to modify, terminate, or offset the Funds’ obligations or the Funds’ exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Funds. Upon the expiration or termination of a particular contract, the Funds may wish to retain the Funds’ position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Funds not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Funds. Furthermore, after such an expiration or termination of a particular contract, the Funds may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Funds may lose money.

RIMROCK FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS continued

The Funds may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Funds’ net asset value. The Funds’ income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income suf-ficient to support distributions, even in situations when the Funds has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or foreign securities markets or the Funds’ portfolio of investments, or arising from its use of derivatives. Consequently, Funds shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Funds has declined in value, which may be economically similar to a taxable return of capital. See Note 11 for further details on Derivatives.

HIGH YIELD SECURITIES (“JUNK BONDS”) AND SECURITIES OF DISTRESSED COMPANIES

Investments in securities rated below investment grade that are eligible for purchase are described as “speculative” by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Fitch, Inc. (“Fitch”). Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily NAVs of the shares.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Funds, the Funds may retain the security if the Adviser deems it in the best interest of shareholders.

MONEY MARKET INSTRUMENTS

The Funds may invest in money market instruments. These instruments include, but are not limited to U.S. Government Securities, Bank Obligations, Eurodollar Certificates of Deposit, Obligations of Savings Institutions, Fully Insured Certificates of Deposit, Commercial Paper, Money Market Mutual Funds, and Other Short-Term Obligations.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Funds may invest in mortgage-related securities and asset-backed securities including mortgage pass-through securities, agency mortgage-related securities, privately issued mortgage-related securities, collateralized mortgage obligations, commercial mortgage-backed securities, other mortgage-related securities, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

The Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income

RIMROCK FUNDS TRUST
MAY 31, 2022

securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for transactions under Rule 144A of The Securities Act of 1933, as amended (the “1933 Act”). In addition to the normal risks associated with fixed income securities discussed elsewhere in the Funds’ SAI and Prospectus (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. For example, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Funds’ yields to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies, or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

VARIABLE AND FLOATING RATE SECURITIES

The Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically monthly. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. To the extent permitted by the Funds’ investment objectives and general investment policies, the Funds may invest in residual interest bonds without limitation. The term “residual interest bonds” generally includes tender option bond trust residual

RIMROCK FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS continued

interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

4. PRINCIPAL RISKS

See below for a summary description of select principal risks. A discussion of the principal risks of investing in the Funds is included in the Funds’ prospectus and SAI.

DERIVATIVES RISK

The risk of investing in derivative instruments (such as options, futures, and swaps), including liquidity, interest rate, market, credit and management risks, as well as risks related to mispricing or complex valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate, or index, and the Funds could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Funds to greater volatility and less liquidity than investments in more traditional securities. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty will not fulfill its contractual obligations to the Funds, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or required to be cleared by a regulated clearinghouse, credit risk resides with the Funds’ clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulations relating to a mutual fund’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives, limit the Funds’ ability to employ certain strategies that use derivatives, and/or adversely affect the value of derivatives and the Funds’ performance.

FIXED INCOME SECURITIES RISK

Call Risk – The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons, including if there are declining interest rates. If an issuer calls a security that the Funds have invested in, the Funds may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities or securities with greater credit risks.

Credit Risk – The risk that an issuer of a fixed income security is unable or unwilling to pay its obligations to the Funds when they are due. As a result, the Funds’ income might be reduced, the value of the Funds’ investment might decrease, and/or the Funds could lose the entire amount of their investment.

Extension Risk – The risk that if interest rates rise, prepayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Interest Rate Risk – The risk that fixed income securities will decline in value because of an increase in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

MARKET RISK

The risk that the value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Funds invest are affected by the economy. The value of the Funds’ investments may decline in tandem with a drop in the overall value of the stock or bond markets based on negative developments in the U.S. and global economies.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in those countries, these events could negatively affect the value and liquidity of a Fund’s investments.

LIQUIDITY RISK

The risk that the lack of an active market or restrictions on resale may limit the ability of the Funds to sell a security at an advantageous time or price. In addition, the Funds may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Funds to dispose of the position at an advantageous time or price. Although the Funds are normally able to sell loans within seven days, a substantial portion of the loans held by the Funds will also experience delayed settlement beyond that period, which can impair the ability of the Funds to pay redemptions or to reinvest proceeds, or may require the Funds to borrow to meet redemptions. Over recent years, the fixed income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations (e.g., the Volcker Rule) may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Funds’ assets may change over time.

RIMROCK FUNDS TRUST
MAY 31, 2022

5. FAIR VALUE MEASUREMENTS

U.S. GAAP includes a topic which defines fair value as the price that the Funds would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. Government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE Close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of the Funds’ assets that are invested in one or more open-ended investment management companies, the Funds’ NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

6. REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and

RIMROCK FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS continued

Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. The reverse repurchase agreements on the Statement of Assets and Liabilities are recorded at their contractual amount, which approximates their fair value based on Level 2 inputs in the fair value hierarchy. For the period ended May 31, 2022, there were interest payments made of $967 and $0 by the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund, respectively. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of May 31, 2022:

Rimrock Core Bond Fund
		PAYABLE FOR
		REVERSE
		REPURCHASE	COLLATERAL
Counterparty	MATURITY DATE	AGREEMENTS	PLEDGED
J.P. Morgan	06/17/2022	$342,258	$380,833
Total		$342,258	$380,833

Securities with an aggregate market value of $0 have been pledged as collateral in respect of reverse repurchase agreements as of May 31, 2022. The contractual maturity of reverse repurchase agreements is overnight and continuous; these reverse repurchase agreements are collateralized by specific securities and are flagged in the Schedule of Investments. The actual collateral exceeds the market values of the reverse repurchase agreements.

For the twenty-five days that reverse repurchase agreements were outstanding during the fiscal year ended May 31, 2022, the average amount outstanding was $373,384.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Rimrock Core Bond Fund
	GROSS	GROSS AMOUNTS
	AMOUNTS OF	OFFSET IN THE	NET AMOUNTS OF LIABILITIES
	DERIVATIVE	STATEMENT OF	PRESENTED IN THE STATEMENT	COLLATERAL	NET
Counterparty	LIABILITIES	FINANCIAL POSITION*	OF ASSETS AND LIABILITIES	PAID*	EXPOSURE
J.P. Morgan	$342,258	$—	$342,258	$(342,258)	$—
Total	$342,258	$—	$342,258	$(342,258)	$—

*	Actual collateral received or pledged, if any, may be more than disclosed in the table above.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period ended May 31, 2022, were as follows:

			SHARES FROM	PROCEEDS FROM		PAYMENTS FOR	NET INCREASE	NET INCREASE
		PROCEEDS FROM	REINVESTED	REINVESTMENTS	SHARES	SHARES	(DECREASE) IN	(DECREASE) IN
Fund	SHARES SOLD	SHARES SOLD	DIISTRIBUTIONS	OF DIVIDENDS	REDEEMED	REDEEMED	SHARES	NET ASSETS
Rimrock Core Bond Fund	35,864	$373,605	22,228	$223,368	(2,035)	$(19,657)	56,057	$577,316
Rimrock Emerging Markets
Corporate Credit Fund	8,518	85,946	64,924	629,314	(24,620)	(251,862)	48,822	463,398

Transactions in capital shares for the year ended May 31, 2021, were as follows:

			SHARES FROM	PROCEEDS FROM		PAYMENTS FOR	NET INCREASE	NET INCREASE
		PROCEEDS FROM	REINVESTED	REINVESTMENTS	SHARES	SHARES	(DECREASE) IN	(DECREASE) IN
Fund	SHARES SOLD	SHARES SOLD	DIISTRIBUTIONS	OF DIVIDENDS	REDEEMED	REDEEMED	SHARES	NET ASSETS
Rimrock Core Bond Fund	53,019	$548,000	20,575	$213,180.0	(21,469)	$(222,339)	52,125	$538,841
Rimrock Emerging Markets
Corporate Credit Fund	880,302	8,898,470	19,093	201,297	(196,657)	(2,000,000)	702,738	7,099,767

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MAY 31, 2022

8. INVESTMENT TRANSACTIONS

At May 31, 2022, the aggregate costs of purchases and proceeds from sale of securities, excluding short-term investments and derivatives, if any, were as follows:

	PURCHASES		SALES
Fund	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Rimrock Core Bond Fund	$1,443,999	$2,110,032	$1,042,020	$1,301,545
Rimrock Emerging Markets Corporate Credit Fund	—	7,571,469	—	7,249,265

At May 31, 2022, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

			NET	COST
	UNREALIZED	UNREALIZED	APPRECIATION	BASIS OF
Fund	APPRECIATION	DEPRECIATION	(DEPRECIATION)	INVESTMENTS
Rimrock Core Bond Fund	$168,034	$(627,696)	$(459,662)	$6,779,246
Rimrock Emerging Markets Corporate Credit Fund	12,299	(1,050,903)	(1,038,604)	7,564,115

9. FEDERAL INCOME TAXES

No provision for U.S. federal income taxes has been made since the Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of their taxable income and capital gains to their shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As of May 31, 2022, no reclassifications were made to the Statements of Assets and Liabilities.

For the period from November 1, 2021, through May 31, 2022, the Rimrock Emerging Markets Corporate Credit Fund incurred net capital losses and/or late year ordinary losses, of $128,671, for which the Fund intends to treat as having been incurred in the following fiscal year.

Capital losses incurred that will be carried forward indefinitely are as follows:

	SHORT-TERM	LONG-TERM
	CAPITAL LOSS	CAPITAL LOSS
Fund	CARRYFORWARD	CARRYFORWARD
Rimrock Core Bond Fund	$88,146	$110,171

As of May 31, 2022, the components of distributable taxable earnings, including temporary differences, were as follows:

							TOTAL
	UNDISTRIBUTED	UNDISTRIBUTED			ACCUMULATED	UNREALIZED	ACCUMULATED
	ORDINARY	LONG-TERM	ACCUMULATED	DISTRIBUTIONS	CAPITAL AND	APPRECIATION	EARNINGS
Fund	INCOME	CAPITAL GAINS	EARNINGS	PAYABLE	OTHER LOSSES	(DEPRECIATION)	(DEFICIT)
Rimrock Core Bond Fund	$165,630	$—	$165,630	$—	$(198,317)	$(459,662)	$(492,349)
Rimrock Emerging Markets Corporate Credit
Fund	145	—	145	(148)	(128,671)	(1,038,604)	(1,167,278)

The taxable character of distributions paid during the fiscal year ended May 31, 2022, were as follows:

	DISTRIBUTIONS FROM
	ORDINARY	LONG-TERM	RETURN OF
Fund	INCOME	CAPITAL GAIN	CAPITAL
Rimrock Core Bond Fund	$223,362	$—	$—
Rimrock Emerging Markets Corporate Credit Fund	637,713	728	—

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued

The taxable character of distributions paid during the fiscal year ended May 31, 2021, were as follows:

	DISTRIBUTIONS FROM
	ORDINARY	LONG-TERM	RETURN OF
Fund	INCOME	CAPITAL GAIN	CAPITAL
Rimrock Core Bond Fund	$207,014	$6,265	$—
Rimrock Emerging Markets Corporate Credit Fund	207,847	—	—

10. DISTRIBUTIONS TO SHAREHOLDERS

The Funds intend to declare and pay dividends from net investment income monthly. The Funds intend to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional shares unless otherwise indicated.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make special distributions to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on the Funds’ financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

11. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record trading-related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statement of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statement of Operations, are included in tables following each Funds’ Schedule of Investments and are categorized by type of financial derivative contract.

A)	FUTURES CONTRACTS

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

When the Funds purchase or sell a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Funds upon termination of the contract, assuming

RIMROCK FUNDS TRUST

MAY 31, 2022

the Funds satisfy its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when the Funds sell a futures contract and the price of the underlying index rises above the delivery price, the Funds’ position declines in value. The Funds then pay the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Funds’ futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Funds terminate a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Funds, and the Funds realize a loss or a gain. Such closing transactions involve additional commission costs.

During the fiscal year ended May 31, 2022, the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund had a realized gain/(loss) of $(161,173) and $21,140, and change in unrealized appreciation/(depreciation) of $(11,000) and $1,297, respectively, related to interest rate futures contracts on the Statement of Operations.

During the fiscal year ended May 31, 2022, the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund had average quarterly contract notional exposures of $531,655 and $254,781, respectively, related to futures contracts.

12. RELATED PARTIES

INVESTMENT ADVISORY FEES

The Funds have an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser with whom certain officers and trustees of the Fund are affiliated, to furnish investment management services to the Funds. Under the terms of the Advisory Agreement, the Funds pay annual advisory fees of 0.30% and 0.35% of the Fund’s average daily net assets for the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Funds, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of Fund business

(collectively, “excluded expenses”)) from exceeding 0.65% for the Rimrock Core Bond Fund and 0.70% for the Rimrock Emerging Markets Corporate Credit Fund of each Funds’ average daily net assets until September 28, 2022 (the “contractual expense limit”). In addition, the Adviser may receive from the Funds the difference between the total annual Fund operating expenses (other than excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point total annual Fund operating expenses (other than excluded expenses) are below the contractual expense limit at the time of both (i) such fee waiver or reimbursement and (ii) the recoupment. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety days prior written notice to the Trust, effective as of the close of business on September 28, 2022. The total amounts subject to recovery in future fiscal years are shown below:

Fund	2023	2024	2025
Rimrock Core Bond Fund	$239,607	$192,515	$157,810
Rimrock Emerging Markets Corporate Credit Fund	-	149,618	272,256

DISTRIBUTION AND SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Funds may pay the Distributor annual fees (“12b-1 fees”) of up to 0.25% of each Fund’s average daily net assets attributable to their capital shares in consideration for distribution and shareholder services and the assumption of related expenses.

CONCENTRATION OF OWNERSHIP

A significant portion of the Funds’ shares may be held in a limited number of shareholder accounts. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by the Funds, this could have a disruptive impact on the efficient implementation of the Funds’ investment strategies.

At May 31, 2022, the percentages of shares owned by the Adviser or Adviser-related shareholders issued by the Rimrock Core Bond Fund and the Rimrock Emerging Markets Corporate Credit Fund were approximately 88% and 78%, respectively.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020

RIMROCK FUNDS TRUST

NOTES TO THE FINANCIAL STATEMENTS continued	MAY 31, 2022

through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that while most LIBOR settings will cease to be published after December 31, 2021 as originally contemplated, a majority of U.S. dollar LIBOR settings will continue to be published until June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the secured overnight financing rate SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity and value impact of the change to alternative rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. OTHER RISKS

COVID-19, the novel respiratory disease also known as “coronavirus”, which was first detected in China in December 2019 and subsequently spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancelations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty.

The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

RIMROCK FUNDS TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Rimrock Funds Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of the Rimrock Funds Trust (the “Trust”), comprising the Rimrock Core Bond Fund and Rimrock Emerging Markets Corporate Credit Fund (the “Funds”) , including the schedules of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended May 31, 2022 for Rimrock Core Bond Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the two years in the period then ended May 31, 2022 for Rimrock Emerging Markets Corporate Credit Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights presents fairly, in all material respects, the financial position of Rimrock Emerging Markets Corporate Credit Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

July 22, 2022

We have served as the auditor of one or more Rimrock investment companies since 2019.

RIMROCK FUNDS TRUST

TAX INFORMATION	MAY 31, 2022 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION —The following Fund made capital gain distributions in December 2021, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM
CAPITAL GAIN
Rimrock Core Bond Fund	$0.000000
Rimrock Emerging Markets Corporate Credit Fund	0.001045

RIMROCK FUNDS TRUST

FUND EXPENSES	MAY 31, 2022 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Rimrock Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2021 through May 31, 2022.

1. ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/2021 - 5/31/2022” to estimate the expenses you paid on your account during this period.

2. HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

RIMROCK CORE BOND FUND

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID**
	EXPENSE	VALUE	VALUE	12/1/2021-
SHARES	RATIO	12/1/2021	5/31/2022	5/31/2022
Actual	0.65%	$1,000.00	$ 920.20	$3.11
Hypothetical	0.65%	$1,000.00	$1,021.69	$3.28

**	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended May 31, 2022. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365.

RIMROCK EMERGING MARKETS CORPORATE CREDIT FUND

		BEGINNING	ENDING	EXPENSES
		ACCOUNT	ACCOUNT	PAID**
	EXPENSE	VALUE	VALUE	12/1/2021-
SHARES	RATIO	12/1/2021	5/31/2022	5/31/2022
Actual	0.70%	$1,000.00	$ 901.10	$3.32
Hypothetical	0.70%	$1,000.00	$1,021.44	$3.53

**	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended May 31, 2022. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365.

RIMROCK FUNDS TRUST

ADVISORY AGREEMENT APPROVAL BOARD CONSIDERATIONS DISCLOSURE

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement (the “Agreement”) between Rimrock Funds Trust (the “Trust”) and Rimrock Capital Management LLC (the “Adviser”) with respect to the Rimrock Core Bond Fund (the “Core Bond Fund”) and the Rimrock Emerging Markets Corporate Credit Fund (the “Corporate Credit Fund”) (together the “Funds”) be approved by a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the renewal of the Agreement is in the best interests of each Fund and its shareholders. The Board considered and approved the renewal of the Agreement for the Funds at a meeting held on April 21, 2022.

The Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Funds; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale will be realized as each Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of the each Fund’s respective shareholders.

With respect to the nature, extent, and quality of the advisory services provided by the Adviser, the Board considered the terms of the Agreement, information and reports provided by the Adviser regarding its business, personnel and operations, and advisory services provided to the Funds. The Board also considered various other information and materials provided to the Board at its various meetings throughout the course of the prior year. The Board reviewed the Adviser’s investment philosophy and portfolio construction process with respect to each Fund, the Adviser’s compliance program, insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Adviser, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Agreement and that there had been no material compliance issues in the past 36 months with respect to the Funds. Based on its review of the various materials provided by the Adviser, and taking into account the personnel involved in servicing the Fund, the Board was satisfied with the quality, extent, and nature of the services the Funds receive from the Adviser.

The Board reviewed the investment performance of the Core Bond Fund and compared the Fund’s year-to-date, one-year, and since inception performance through March 31, 2022, to the performance of the Fund’s benchmark and a peer group of funds. The Board also reviewed the Corporate Credit Fund’s performance for the year-to-date and since-inception period through March 31, 2022 compared to the Fund’s benchmark and a peer group of funds.

The Board also considered the Adviser’s discussion of its market outlook with respect to each Fund and where the Adviser considers opportunities for each Fund’s performance to improve. After considering the information presented and considering the relative market conditions during the reporting periods, the Board was satisfied with the performance of the Funds.

The Board reviewed the cost of services provided and the profits realized by the Adviser and discussed the advisory fees paid by each Fund and the total operating expenses of each Fund. The Board noted that the Adviser receives a management fee of 0.30% of average daily net assets from the Core Bond Fund and 0.35% of average daily net assets from the Corporate Credit Fund. The Board reviewed the investment advisory fee paid by the Funds in comparison to the investment advisory fees paid by the funds within each Fund’s respective peer group, noting that the fees paid by the Core Bond Fund were in-line with the fees paid by a peer group of funds and that the advisory fees paid by the Corporate Credit Fund were significantly lower than the advisory fees paid by all of the other funds in a peer group of funds. The Board then considered the expense cap arrangement in place for each of the Funds, noting that the Adviser had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.65% of average daily net assets for the Core Bond Fund and 0.70% for the Corporate Credit Fund. After considering the comparative data provided by the Adviser, the Board concluded that the compensation payable to the Adviser pursuant to the Agreement was fair and reasonable in light of the nature and quality of the services the Adviser provides to the Funds.

The Board examined the profitability of the Adviser’s relationship with the Funds and considered, among other things, the overall financial condition and profitability of the Adviser and the overall importance of each Fund’s relationship to the Adviser’s business strategy. The Board concluded that, based on both the written and oral reports provided by the Adviser, management of the Funds was not yet profitable for the Adviser given each Fund’s asset size.

In considering the economies of scale for the Funds, the Board considered whether the fee levels reflected the economies of scale to the benefit of each Fund’s respective shareholders. The Board discussed the marketing and distribution plans for the Funds and the ways in which economies of scale could be realized as the Funds grow. The Board noted that it would continue to evaluate the appropriateness of economies of scale and fees over time as asset levels grow, noting that the asset size of each Fund is such that economies of scale currently are not a relevant consideration.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee may have assigned different weights to the various factors considered. Based on these and other factors, the Board and the Independent Trustees concluded, within the context of its full deliberations, that renewal of the Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Agreement with respect to each Fund.

RIMROCK FUNDS TRUST

TRUSTEES AND OFFICERS	MAY 31, 2022 (UNAUDITED)

Set forth below is information about the Trustees and Officers of the Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-613-4924.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

OTHER
				NUMBER OF	DIRECTORSHIPS
				PORTFOLIOS IN	HELD
	POSITIONS(S)			THE TRUST	BY TRUSTEE
NAME, ADDRESS, AND	HELD WITH	TERM OF OFFICE/LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	DURING
YEAR OF BIRTH	TRUST	TIME SERVED	DURING PAST 5 YEARS	TRUSTEE	PAST 5 YEARS

Russell S. Gould[1]	Trustee	Indefinite/Since 2019	Founder and President,	2	None
Year of Birth: 1949			The Gould Group,
2009 to present

Jeff Colin[2]	Trustee	Indefinite/Since 2019	Founder and Partner,	2	None
Year of Birth: 1963			Baker Street Advisors,
LLC, 2004 to present

[1]	The mailing address of Mr. Gould is The Gould Group, 15070 Grand Knoll Drive, Meadow Vista, CA 95722.

[2]	The mailing address of Mr. Colin is Baker Street Advisors, LLC, 575 Market Street, 6th Floor, San Francisco, CA 94105.

The following table provides information regarding a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITIONS(S) HELD WITH TRUST	TERM OF OFFICE/LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE TRUST OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS

Scott Dubchansky[1,2]	President &	Indefinite/Since 2019	Managing Director,	2	None
Year of Birth: 1960	Chairman of the		Rimrock Capital Management,
	Board of		LLC, 2011 to present.
Trustees
Barbara Crowell[1] Year of Birth: 1977	Chief Financial Officer & Treasurer	Indefinite/Since 2019	Senior Vice President, Chief Financial Officer, Rimrock Capital Management, LLC, 2014 to present.	N/A	N/A
Robert S. De Leon[1]	Secretary, Chief	Indefinite/Since 2019	Senior Vice President,	N/A	N/A
Year of Birth: 1965	Compliance		General Counsel and
	Officer &		Chief Compliance Officer,
	Anti-Money		Rimrock Capital Management,
	Laundering		LLC, 2014 to present.
Officer

1 The mailing address of Messrs. Dubchansky and De Leon and Ms. Crowell is Rimrock Capital Management, LLC, 100 Innovation Drive, Suite 200, Irvine, CA 92617.

2 Mr. Dubchansky is the Managing Director of Rimrock Capital Management, LLC and is therefore deemed to be an “interested person” of the Trust as defined in the 1940 Act.

RIMROCK FUNDS TRUST

FOR MORE INFORMATION

1. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s web site at www.sec.gov. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.rimrockcapital.com.

2. PROXY VOTING

The Trust’s Proxy Voting Policies and Procedures and the Funds’ portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting SEC’s web site at www.sec.gov or by calling Rimrock Investor Relations at 949-381-7800.

Privacy Notice

This information is not part of the Annual Report.

Maintaining the confidentiality and security of your personal financial information is very important to us at Rimrock Capital Management, LLC (“Rimrock”).

INFORMATION WE COLLECT. To provide you with superior service, we may collect several types of nonpublic personal information about you, including:

▪	Information from forms you fill out and send to us in connection with your investment in one of our funds (such as your name, address, and social security number).

▪	Information you give us verbally.

▪	Information you submit to us in correspondence, including emails.

▪	Information about the amounts you have invested in our funds (such as your initial investment and any additions to and withdrawals from your capital account).

▪	Information about any bank account you use for transfers between your bank account and your capital account in any of our funds, including information provided when effecting wire transfers.

INFORMATION WE SHARE. We do not sell your personal information and we do not disclose it to anyone except as permitted or required by law. For example, we may share information we collect about you with our independent auditors in the course of the annual audit of the fund in which you have an investment. We may share this information with our legal counsel as we deem appropriate and with regulators. Additionally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or as otherwise permitted or required by law.

INFORMATION SECURITY. Within Rimrock, access to information about you is restricted to those employees who need to know the information to service your account. Rimrock employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information as required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS. For questions about our privacy policy, or for additional copies of this notice, please call us at (949) 381-7800 or e-mail us at ir@rimrockcapital.com.

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Adviser

Rimrock Capital Management LLC

100 Innovation Drive, Suite 200

Irvine, California 92617

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

695 Town Center Drive, Suite 1000

Costa Mesa, California 92626

Distributor

Foreside Financial Services, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There are no amendments or waivers to report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has not designated a financial expert serving on the Audit Committee. The registrant’s Audit Committee is comprised of Trustees who are non-interested and independent. The Audit Committee believes that the collective experience and expertise of the members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal year ended May 31, 2022: $60,000

Fiscal year ended May 31, 2021: $30,000

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b)	Audit-Related Fees

Fiscal year ended May 31, 2022: $0

Fiscal year ended May 31, 2021: $0

(c)	Tax Fees

Fiscal year ended May 31, 2022: $13,000

Fiscal year ended May 31, 2021: $16,500

Services related to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support were not paid to the registrant’s principal accountant.

(d)	All Other Fees

Fiscal year ended May 31, 2022: $0

Fiscal year ended May 31, 2021: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Fiscal year ended May 31, 2022: 0%
Fiscal year ended May 31, 2021: 0%

(f)	Not applicable.

(g)	Fiscal year ended May 31, 2022: 0%
Fiscal year ended May 31, 2021: 0%

(h)	There were no non-audit services provided to the registrant by its principal accountant.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rimrock Funds Trust

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Dubchansky
Scott Dubchansky
President and Principal Executive Officer

Date:	July 29, 2022

By:	/s/ Barbara Crowell
Barbara Crowell
Treasurer and Principal Financial Officer

Date:	July 29, 2022